UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21969
The Gabelli Global Deal Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Global Deal Fund
Semi-Annual Report
June 30, 2010

Mario J. Gabelli, CFA
To Our Shareholders,
     The Gabelli Global Deal Fund’s (the “Fund”) net asset value (“NAV”) total return was (2.1)% during the semi-annual period ended June 30, 2010, compared with a return of 0.1% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (4.3)% during the first half of the year. For the one year period ended June 30, 2010, the Fund’s NAV total return was 1.5% and the total return for the Fund’s publicly traded shares was 7.3%, compared with a return of 0.2% for the 3 Month U.S. Treasury Bill Index. On June 30, 2010, the Fund’s NAV per share was $14.88, while the price of the publicly traded shares closed at $13.17 on the New York Stock Exchange (“NYSE”).
     Enclosed are the financial statements and the investment portfolio as of June 30, 2010.
Comparative Results
Average Annual Returns through June 30, 2010 (a) (Unaudited)

					Since
		Year to			Inception
	Quarter	Date	1 Year	3 Year	(01/31/07)
Gabelli Global Deal Fund
NAV Total Return (b)	(2.76)%	(2.09)%	1.49%	(0.05)%	0.81%
Investment Total Return (c)	(5.65)	(4.33)	7.26	(1.63)	(3.07)
3 Month U.S. Treasury Bill Index	0.04	0.05	0.16	1.57	2.00

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL DEAL FUND
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of June 30, 2010:

Long Positions
U.S. Government Obligations	33.3%
Health Care	26.8%
Computer Software and Services	9.1%
Energy and Utilities	4.4%
Business Services	4.3%
Diversified Industrial	3.7%
Telecommunications	2.5%
Commercial Services	2.3%
Electronics	2.2%
Financial Services	1.8%
Computer Hardware	1.6%
Food and Beverage	1.3%
Media	1.2%
Metals and Mining	1.1%
Entertainment	0.8%
Specialty Chemicals	0.7%
Transportation	0.7%
Retail	0.4%
Restaurants	0.4%
Aerospace and Defense	0.3%
Consumer Products	0.2%
Automotive Rental/Equipment	0.2%
Building and Construction	0.2%
Machinery	0.1%
Aerospace	0.1%
Semiconductors	0.1%
Cable and Satellite	0.1%
Equipment and Supplies	0.1%
Hotels and Gaming	0.0%
Materials	0.0%
Real Estate	0.0%
Publishing	0.0%
Environmental Services	0.0%
Educational Services	0.0%

100.0%

Short Positions
Energy and Utilities	(0.0)%
     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Shareholder Meeting – May 17, 2010 – Final Results
     The Fund’s Annual Meeting of Shareholders was held on May 17, 2010 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Edward T. Tokar and Salvatore J. Zizza as Trustees of the Fund. A total of 18,803,713 votes and 17,585,848 votes were cast in favor of each Trustee and a total of 2,029,304 votes and 3,247,169 votes were withheld for each Trustee, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as Trustee of the Fund. A total of 930,154 votes were cast in favor of this Trustee and a total of 342,484 votes were withheld for this Trustee.
     James P. Conn, Clarence A. Davis, Arthur V. Ferrara, Mario J. Gabelli, Mario d’Urso, and Michael J. Melarkey continue to serve in their capacities as Trustees of the Fund.
We thank you for your participation and appreciate your continued support.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 65.8%
	Aerospace and Defense — 0.3%
19,000	Argon ST Inc.†	$651,328	$651,510
79,000	The Allied Defense Group Inc.†	568,195	298,620
15,000	VT Group plc	163,354	173,689

		1,382,877	1,123,819

	Automotive Rental/Equipment — 0.2%
20,000	Dollar Thrifty Automotive Group Inc.†	859,729	852,200

	Building and Construction — 0.2%
40,000	Seacliff Construction Corp.	647,755	642,525

	Business Services — 4.3%
8,000	Acxiom Corp.†	97,703	117,520
380,000	Bowne & Co. Inc.	4,280,468	4,263,600
90,000	Clear Channel Outdoor Holdings Inc., Cl. A†	631,561	781,200
80,000	Diebold Inc.	2,951,772	2,180,000
20,000	Scott Wilson Group plc	78,433	79,486
50,000	SonicWALL Inc.†	563,338	587,500
250,000	Stanley Inc.†	9,269,401	9,345,000

		17,872,676	17,354,306

	Cable and Satellite — 0.1%
14,000	British Sky Broadcasting Group plc	146,229	146,526
25,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	245,750	97,278

		391,979	243,804

	Commercial Services — 2.3%
525,700	DynCorp International Inc., Cl. A†	9,088,778	9,210,264

	Computer Hardware — 1.1%
622,200	Palm Inc.†	3,542,250	3,540,318
26,000	SanDisk Corp.†	257,371	1,093,820

		3,799,621	4,634,138

	Computer Software and Services — 9.1%
700,000	CyberSource Corp.†	17,965,929	17,871,000
30,000	Double-Take Software Inc.†	308,962	314,700
100,000	Global IP Solutions Holding AB†	199,790	192,847
101,700	Intelligroup Inc.†	470,965	470,871
18,000	Mentor Graphics Corp.†	136,156	159,300
5,000	Novell Inc.†	29,685	28,400
21,600	Soapstone Networks Inc.	8,730	454
260,000	Sybase Inc.†	16,749,967	16,811,600
84,000	Yahoo! Inc.†	2,264,132	1,161,720

		38,134,316	37,010,892

	Consumer Products — 0.2%
30,000	Harman International Industries Inc.†	1,115,698	896,700
8,000	Heelys Inc.†	20,860	19,440

		1,136,558	916,140

	Diversified Industrial — 3.7%
450,000	Myers Industries Inc.	9,813,283	3,640,500
65,000	Sperian Protection	9,185,538	9,140,824
60,000	Tyco International Ltd.	2,357,003	2,113,800

		21,355,824	14,895,124

	Educational Services — 0.0%
1,000	Corinthian Colleges Inc.†	7,515	9,850

	Electronics — 2.2%
211,700	Alliance Semiconductor Corp.†	1,041,598	45,516
103,000	Bel Fuse Inc., Cl. A	3,176,068	1,709,800
896,500	Bell Microproducts Inc.†	6,236,586	6,257,570
25,000	International Rectifier Corp.†	397,307	465,250
20,000	Virage Logic Corp.†	237,380	237,800
50,000	Zygo Corp.†	460,352	405,500

		11,549,291	9,121,436

	Energy and Utilities — 4.3%
110,000	Allegheny Energy Inc.	2,377,599	2,274,800
5,000	Arena Resources Inc.†	176,405	159,500
20,000	Arrow Energy Ltd.†	91,828	81,650
30,000	Constellation Energy Group Inc.	699,777	967,500
450,000	Dragon Oil plc†	2,767,018	2,743,164
278,000	Endesa SA	11,886,429	5,947,478
60,000	NorthWestern Corp.	1,645,895	1,572,000
100,000	NRG Energy Inc.†	2,355,635	2,121,000
1,000	Origin Energy Ltd.	15,738	12,576
2,000	Prosafe Production Public Ltd.†	4,623	4,072
190,000	Scorpion Offshore Ltd.†	1,190,431	1,179,517
6,000	Smith International Inc.	246,308	225,900
10,000	Southwest Water Co.	103,775	104,800
100,000	UTS Energy Corp.†	110,747	193,509
100,000	WesternZagros Resources Ltd.†	303,795	44,150

		23,976,003	17,631,616

	Entertainment — 0.8%
10,000	Cedar Fair LP	112,440	123,200
30,000	Madison Square Garden Inc., Cl. A†	495,327	590,100
285,000	Take-Two Interactive Software Inc.†	4,734,898	2,565,000

		5,342,665	3,278,300

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Environmental Services — 0.0%
1,000	Waste Services Inc.†	$7,798	$11,660

	Equipment and Supplies — 0.1%
4,000	The Middleby Corp.†	95,182	212,760

	Financial Services — 1.8%
10,000	Climate Exchange plc†	109,707	111,609
50,000	GLG Partners Inc.†	219,100	219,000
165,000	Interactive Data Corp.	5,422,359	5,507,700
120,000	SLM Corp.†	2,473,231	1,246,800

		8,224,397	7,085,109

	Food and Beverage — 1.3%
100,000	American Italian Pasta Co., Cl. A†	5,275,380	5,287,000
175,000	China Huiyuan Juice Group Ltd.	171,825	120,683
1,000	Reddy Ice Holdings Inc.†	5,181	3,230

		5,452,386	5,410,913

	Health Care — 26.8%
4,000	Abraxis BioScience Inc.†	296,005	296,800
30,500	Alcon Inc.	4,712,133	4,519,795
16,000	ArthroCare Corp.†	138,864	490,400
93,800	ATS Medical Inc.†	369,543	372,386
3,000	Biogen Idec Inc.†	159,613	142,350
44,000	Crucell NV, ADR†	879,204	806,080
2,000	Enzon Pharmaceuticals Inc.†	17,870	21,300
800,000	ev3 Inc.†	17,833,226	17,928,000
400,000	HealthTronics Inc.†	1,920,858	1,932,000
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	0	48,950
3,000	inVentiv Health Inc.†	75,555	76,800
1,100,000	Javelin Pharmaceuticals Inc.†	2,430,645	2,420,000
8,000	Life Technologies Corp.†	277,916	378,000
345,000	Millipore Corp.†	36,488,135	36,794,250
200,000	National Dentex Corp.†	3,391,476	3,370,000
44,000	Odyssey HealthCare Inc.†	1,167,716	1,175,680
860,000	Phase Forward Inc.†	14,454,613	14,344,800
32,000	Psychiatric Solutions Inc.†	1,040,223	1,047,040
997,600	SenoRx Inc.†	10,852,768	10,953,648
310,400	Somanetics Corp.†	7,728,624	7,744,480
20,000	Talecris Biotherapeutics Holdings Corp.†	413,858	422,000
20,000	Trimeris Inc.†	71,450	43,200
1,000	Valeant Pharmaceuticals International Inc.†	45,740	52,290
24,000	Virtual Radiologic Corp.†	407,518	411,840
225,000	WuXi PharmaTech (Cayman) Inc., ADR†	4,213,278	3,591,000

		109,386,831	109,383,089

	Hotels and Gaming — 0.0%
15,000	MGM Resorts International†	39,300	144,600

	Machinery — 0.1%
40,000	Sauer-Danfoss Inc.†	531,000	488,800

	Materials — 0.0%
6,000	CIMPOR — Cimentos de Portugal SGPS SA	45,956	33,912
5,000	Intertape Polymer Group Inc.†	23,400	10,459

		69,356	44,371

	Media — 1.2%
68,000	APN News & Media Ltd.	319,421	113,619
205,000	Cablevision Systems Corp., Cl. A	4,600,501	4,922,050

		4,919,922	5,035,669

	Metals and Mining — 1.1%
28,000	Camino Minerals Corp.†	5,242	6,838
20,000	Forsys Metals Corp.†	99,402	44,714
400,000	Gerdau Ameristeel Corp.†	4,403,070	4,360,000
5,000	Lonmin plc†	73,737	105,408
9,000	Xstrata plc	53,675	119,247

		4,635,126	4,636,207

	Publishing — 0.0%
136,000	SCMP Group Ltd.†	48,079	22,879

	Real Estate — 0.0%
5,000	Eco Business-Immobilien AG†	39,976	39,437

	Restaurants — 0.4%
120,000	CKE Restaurants Inc.	1,477,300	1,503,600
1,000	Landry’s Restaurants Inc.†	14,657	24,460
12,000	Rubio’s Restaurants Inc.†	100,868	101,640

		1,592,825	1,629,700

	Retail — 0.4%
50,000	Casey’s General Stores Inc.	1,817,029	1,745,000

	Semiconductors — 0.1%
33,000	Emulex Corp.†	300,023	302,940

	Specialty Chemicals — 0.5%
9,000	A. Schulman Inc.	235,080	170,640
1,500	Airgas Inc.	90,499	93,300
34,500	Ashland Inc.	470,380	1,601,490

		795,959	1,865,430

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications — 2.5%
710,000	Asia Satellite Telecommunications Holdings Ltd.	$1,579,364	$1,079,557
80,000	BCE Inc.	1,654,571	2,341,600
65,000	Portugal Telecom SGPS SA	686,683	650,191
413,200	RCN Corp.†	6,135,081	6,119,492

		10,055,699	10,190,840

	Transportation — 0.7%
240,000	Arriva plc	2,703,965	2,743,164

	TOTAL COMMON STOCKS	286,260,440	267,916,982

	RIGHTS — 0.0%
	Health Care — 0.0%
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR, expire 12/31/10†	1	786

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.8%
	Aerospace — 0.1%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39 (b)	383,996	416,250

	Computer Hardware — 0.5%
2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,628,654	1,787,500

	Electronics — 0.0%
100,000	Bell Microproducts Inc., Cv., Ser. B, 3.750%, 03/05/24	99,601	99,750

	Specialty Chemicals — 0.2%
1,000,000	Ferro Corp., Cv., 6.500%, 08/15/13	488,740	968,750

	TOTAL CONVERTIBLE CORPORATE BONDS	2,600,991	3,272,250

	CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.0%
150,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	79,201	139,500

	Energy and Utilities — 0.1%
600,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	382,804	399,000

	TOTAL CORPORATE BONDS	462,005	538,500

	U.S. GOVERNMENT OBLIGATIONS — 33.3%
	U.S. Treasury Bills — 33.1%
134,879,000	U.S. Treasury Bills, 0.066% to 0.244%††, 07/29/10 to 12/16/10	134,826,066	134,828,130

	U.S. Treasury Cash Management Bills — 0.2%
1,000,000	U.S. Treasury Cash Management Bill, 0.137%††, 07/15/10 (c)	999,948	999,948

	TOTAL U.S. GOVERNMENT OBLIGATIONS	135,826,014	135,828,078

TOTAL INVESTMENTS — 100.0%		$425,149,451	407,556,596

SECURITIES SOLD SHORT (Proceeds received $213,082)			(192,749)
Other Assets and Liabilities (Net)			3,725,436

PREFERRED STOCK (1,920,242 preferred shares outstanding)			(96,012,100)

NET ASSETS — COMMON SHARES (21,177,810 common shares outstanding)			$315,077,183

NET ASSET VALUE PER COMMON SHARE ($315,077,183 ÷ 21,177,810 shares outstanding)			$14.88

			Market
Shares		Proceeds	Value
	COMMON STOCKS SOLD SHORT — (0.0)%
	Energy and Utilities — 0.0%
3,483	Schlumberger Ltd.	$213,082	$192,749

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of the fair valued security amounted to $48,950 or 0.01% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of the Rule 144A security amounted to $416,250 or 0.10% of total investments.

(c)	At June 30, 2010, $1,000,000 of the principal amount was pledged as collateral for for common stocks sold short.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.
ADR American Depositary Receipt
CVR Contingent Value Right
STEP Step coupon bond. The rate disclosed is that in effect at June 30, 2010.

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	91.2%	$371,586,321
Europe	7.3	29,764,722
Asia/Pacific	1.0	3,919,528
Latin America	0.5	2,281,953
Africa/Middle East	0.0	4,072

Total Investments	100.0%	$407,556,596

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

Assets:
Investments, at value (cost $425,149,451)	$407,556,596
Foreign currency, at value (cost $5,510,849)	5,025,227
Cash	106,538
Receivable for investments sold	10,215,334
Dividends and interest receivable	170,051
Unrealized appreciation on swap contracts	218,495
Deferred offering expense	677,714
Prepaid expense	6,697

Total Assets	423,976,652

Liabilities:
Securities sold short, at value (proceeds $213,082)	192,749
Payable to brokers	9,896
Payable for investments purchased	12,276,413
Distributions payable	68,009
Dividends payable on securities sold short	731
Payable for investment advisory fees	170,928
Payable for payroll expenses	13,371
Payable for accounting fees	7,500
Unrealized depreciation on swap contracts	7,390
Series A 8.50% Cumulative Preferred Shares, callable and mandatory redemption 02/26/16 (See Notes 2 and 5)	96,012,100
Other accrued expenses	140,382

Total Liabilities	108,899,469

Net Assets Attributable to Common Shareholders	$315,077,183

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$336,695,086
Accumulated net investment loss	(4,196,344)
Accumulated net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	819,293
Net unrealized depreciation on investments	(17,592,855)
Net unrealized appreciation on swap contracts	211,105
Net unrealized appreciation on securities sold short	20,333
Net unrealized depreciation on foreign currency translations	(879,435)

Net Assets	$315,077,183

Net Asset Value per Common Share:
($315,077,183 ÷ 21,177,810 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$14.88

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net of foreign taxes of $109,192)	$1,078,253
Interest	371,728

Total Investment Income	1,449,981

Expenses:
Investment advisory fees	1,057,159
Interest expense and amortization of offering costs	4,057,845
Shareholder communications expenses	65,871
Payroll expenses	57,322
Offering expense for issuance of common shares	49,912
Trustees’ fees	45,863
Legal and audit fees	27,070
Custodian fees	25,998
Accounting fees	22,500
Shareholder services fees	6,776
Dividends on securities sold short	731
Miscellaneous expenses	43,380

Total Expenses	5,460,427

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(384)

Net Expenses	5,460,043

Net Investment Loss	(4,010,062)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	4,100,096
Net realized gain on swap contracts	757,228
Net realized loss on securities sold short	(55,472)
Net realized gain on foreign currency transactions	8,724

Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	4,810,576

Net change in unrealized appreciation/depreciation:
on investments	(6,971,735)
on swap contracts	175,277
on securities sold short	20,333
on foreign currency translations	(879,750)

Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	(7,655,875)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	(2,845,299)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(6,855,361)

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations:
Net investment loss	$(4,010,062)	$(11,427,327)
Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	4,810,576	3,131,336
Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	(7,655,875)	27,739,123

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(6,855,361)	19,443,132

Distributions to Common Shareholders:
Net realized short-term gain	(271,076)*	—
Return of capital	(13,282,722)*	(27,128,321)

Total Distributions to Common Shareholders	(13,553,798)	(27,128,321)

Fund Share Transactions:
Net decrease from repurchase of common shares	—	(485,000)

Net Decrease in Net Assets from Fund Share Transactions	—	(485,000)

Net Decrease in Net Assets Attributable to Common Shareholders	(20,409,159)	(8,170,189)

Net Assets Attributable to Common Shareholders:
Beginning of period	335,486,342	343,656,531

End of period (including undistributed net investment income of $0 and $0, respectively)	$315,077,183	$335,486,342

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2010
(Unaudited)

Cash Flows from Operating Activities:
Net Decrease in net assets resulting from operations	$(6,855,361)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long-term investment securities	(410,290,437)
Proceeds from sales of long-term investment securities	319,369,514
Net sales of short-term investment securities	120,802,318
Net realized gain on investments	(4,100,096)
Net change in unrealized appreciation/depreciation on investments	6,971,735
Net amortization of premium/(discount)	(274,017)
Net change in unrealized appreciation/depreciation on swap contracts	(175,277)
Increase in securities sold short	192,749
Increase in receivable for investments sold	(10,162,453)
Increase in payable for investments purchased	7,049,764
Increase in payable to broker	9,896
Increase in dividends and interest receivable	(14,692)
Decrease in deferred offering expense	49,912
Decrease in prepaid expense	5,702
Increase in payable for dividends on securities sold short	731
Decrease in payable for investment advisory fees	(5,882,566)
Decrease in payable for payroll expenses	(11,938)
Decrease in payable for accounting fees	(3,750)
Increase in other accrued expenses	14,899

Net cash used in operating activities	16,696,633

Cash Flows from Financing Activities:
Distributions payable	(22,669)
Distributions to Common Shareholders	(13,553,798)

Net cash from financing activities	(13,576,467)

Net increase in cash	3,120,166

Cash (including foreign currency):
Beginning of period	2,011,599

Ending of period	$5,131,765

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2010	Year Ended December 31,			Period Ended
	(Unaudited)	2009		2008	December 31, 2007 (g)
Operating Performance:
Net asset value, beginning of period	$15.84	$16.20		$18.50	$19.06	(h)

Net investment income/(loss)	(0.19)	(0.54)		0.18	0.37
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	(0.13)	1.46		(0.89)	0.27

Total from investment operations	(0.32)	0.92		(0.71)	0.64

Distributions to Common Shareholders:
Net investment income	—	—		(0.18)	(0.30)
Net realized gain	(0.01)*	—		(0.43)	(0.90)
Return of capital	(0.63)*	(1.28)		(0.99)	—

Total distributions to common shareholders	(0.64)	(1.28)		(1.60)	(1.20)

Common Share Transactions:
Increase in net asset value from common share transactions	—	—		0.01	0.00	(f)
Decrease in net asset value from repurchase of common shares	—	(0.00	)(f)	—	—

Total fund share transactions	—	0.00	(f)	0.01	0.00	(f)

Net Asset Value, End of Period	$14.88	$15.84		$16.20	$18.50

Net asset value total return †	(2.09)%	5.90%		(4.06)%	3.35	%**

Market value, end of period	$13.17	$14.41		$13.14	$15.96

Total investment return ††	(4.33)%	20.03%		(8.39)%	(14.55	)%***

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2010		Year Ended December 31,		Period Ended
	(Unaudited)		2009	2008	December 31, 2007 (g)
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$411,089		$431,498	—	—
Net assets attributable to common shares, end of period (in 000’s)	$315,077		$335,486	$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs	(2.44)	%(e)	(3.35)%	1.02%	2.12	%(e)
Ratio of operating expenses including interest, custodian fee credits and offering costs to average net assets attributable to common shares (a)(b)	3.32	%(e)	4.67%	0.66%	0.63	%(e)
Ratio of operating expenses excluding interest and offering costs to average net assets attributable to common shares	0.82	%(e)	2.53%	0.65%	0.62	%(e)
Portfolio turnover rate	144%		371%	334%	177	%†††
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (c)
Liquidation value, end of period (in 000’s)	$96,012		$96,012	—	—
Total shares outstanding (in 000’s)	1,920		1,920	—	—
Liquidation preference per share	$50.00		$50.00	—	—
Average market value (d)	$53.59		$53.40	—	—
Asset coverage per share	$214.08		$224.71	—	—
Asset coverage	428%		449%	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

**	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

***	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.

(a)	The ratios do include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.67% and 0.64%, respectively. For the six months ended June 30, 2010, and the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.

(b)	The Fund incurred interest expense during the six months ended June 30, 2010 and the periods ended December 31, 2009, 2008, and 2007. In the six months ended June 30, 2010 and the 2009 period, interest and offering costs include amounts relating to the 8.50% Series A Preferred Shares issued during this period.

(c)	Series A Cumulative Preferred Shares were first issued on February 6, 2009.

(d)	Based on weekly prices.

(e)	Annualized.

(f)	Amount represents less than $0.005 per share.

(g)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(h)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.
See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization. The Gabelli Global Deal Fund (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.
     The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.
     The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 6/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$109,334,139	$—	$48,950	$109,383,089
Other Industries (a)	158,533,893	—	—	158,533,893

Total Common Stocks	267,868,032	—	48,950	267,916,982

Rights (a)	786	—	—	786
Convertible Corporate Bonds	—	3,272,250	—	3,272,250
Corporate Bonds	—	538,500	—	538,500
U.S. Government Obligations	—	135,828,078	—	135,828,078

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$267,868,818	$139,638,828	$48,950	$407,556,596

INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(192,749)	$—	$—	$(192,749)

TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(192,749)	$—	$—	$(192,749)

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$218,495	$—	$218,495
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACTS
Contract for Difference Swap Agreements	$—	$(7,390)	$—	$(7,390)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$211,105	$—	$211,105

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	6/30/10	at 6/30/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$48,950	$—	$—	$—	$—	$—	$—	$48,950	$—

TOTAL INVESTMENTS IN SECURITIES	$48,950	$—	$—	$—	$—	$—	$—	$48,950	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund’s financial statements and determined that there is no impact as of June 30, 2010.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2010 are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$1,914,968 (370,000 Shares)	Chloride Group plc	Chloride Group plc	6/27/11	$218,495
108,870 (100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/27/11	(7,294)
4,898 (1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/27/11	(96)

				$211,105

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2010 had an average monthly notional amount of approximately $1,340,804.
As of June 30, 2010, the value of equity contract for difference swap agreements that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts.
For the six months ended June 30, 2010, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2010, the Fund had no investment in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2010, there were no open repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at June 30, 2010 are reported in the Schedule of Investments.
     Series A 8.50% Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
and the dividends paid on these preferred shares are included as a component of “Interest expense and amortization of offering costs” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were neither custodian fee credits earned nor such interest expense incurred during the six months ended June 30, 2010.
     Distributions to Common Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
     The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Return of capital	$27,128,321
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(13,034,867)
Post-October currency loss deferral	(1,330,052)
Other temporary differences*	(126,547)

Total	$(14,491,466)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market adjustments on investments in swap contracts.
     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended December 30, 2009, the Fund deferred capital losses of $1,270,277 and currency losses of $59,775.
     The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2010:

		Gross	Gross	Net Unrealized
	Cost/	Unrealized	Unrealized	Appreciation/
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments	$427,715,195	$6,350,597	$(26,509,196)	$(20,158,599)
Short sales	(213,082)	20,333	—	20,333

	$427,502,113	$6,370,930	$(26,509,196)	$(20,138,266)

     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009 remain subject to examination by the Internal Revenue Service and state

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the six months ended June 30, 2010, the Fund did not accrue a performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     During the six months ended June 30, 2010, the Fund paid brokerage commissions on security trades of $258,218 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2010, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2010, the Fund paid or accrued $57,322 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
     There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $384.
4. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $400,256,116 and $302,638,572, respectively.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2010, the Fund did not repurchase any common shares of beneficial interest in the open market. During the six months ended June 30, 2010, the Fund did not have any transactions in shares of beneficial interest.
     Transaction in shares of beneficial interest for the year ended December 31, 2009 were as follows:

	Year Ended
	December 31, 2009
	Shares	Amount
Shares repurchased	(33,700)	$(485,000)
     The Fund filed a $200 million shelf offering with the SEC that went effective August 6, 2008. The shelf offering gave the Fund the ability to offer preferred shares, notes, or subscription rights to purchase preferred shares.
     At the Fund’s August 20, 2008 Board meeting, the Board approved a Rights Offering for Series A Cumulative Callable Preferred Shares (“Preferred Shares”). One transferable Right was issued for each common share of the Fund held on December 19, 2008, the Record Date. Ten Rights plus $50 was required to purchase one Preferred Share of the Fund. On February 6, 2009, the Fund received $95,532,039 (after solicitation fees of $480,061) from the issuance of 1,920,242 shares of $50 Series A Cumulative Callable Preferred Shares, at $0.001 par value.
     Gabelli & Company, Inc., an affiliate of the Adviser acted as “Dealer Manager” for the Rights Offering. The Dealer Manager provided financial structuring and marketing services in connection with the offering and solicited the exercise of Rights. The Fund agreed to pay a solicitation fee equal to $0.25 per Preferred Share to broker-dealers that had executed and delivered soliciting dealer agreements and had solicited the exercise of Rights. Gabelli & Company, Inc. retained $215,385 in solicitation fees related to the Rights Offering.
     The Fund’s Preferred Shares have an annual dividend rate of 8.50%. Distributions are paid quarterly in March, June, September, and December of each year. The Preferred Shares will be subject to mandatory redemption in full on February 16, 2016 at the liquidation preference of $50.00 per share. The Preferred Shares are callable at any time within 30 to 60 days prior notice at the liquidation preference plus any accumulated and unpaid dividends. At June 30, 2010, 1,920,242 shares of Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $68,009.
     The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The holders of cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of cumulative Preferred Stock voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and 75% of the Fund’s outstanding voting securities will be required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
7. Other Matters. On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In an administrative order that was entered in connection with the settlement, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws. The SEC’s order also noted the cooperation that the Investment Adviser gave the staff of the SEC. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims, finding that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court, in response to a motion by the SEC, subsequently dismissed the remaining remedy without prejudice against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.
8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 30, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Deal Fund (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Deal Fund
c/o American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL DEAL FUND
One Corporate Center, Rye, NY 10580-1422
Trustees
Mario J. Gabelli, CFA
      Chairman & Chief Executive Officer,
      GAMCO Investors, Inc.
Anthony J. Colavita
      President,
      Anthony J. Colavita, P.C.
James P. Conn
      Former Managing Director &
      Chief Investment Officer,
      Financial Security Assurance Holdings Ltd.
Clarence A. Davis
      Former Chief Executive Officer,
      Nestor, Inc.
Mario d’Urso
      Former Italian Senator
Arthur V. Ferrara
      Former Chairman & Chief Executive Officer,
      Guardian Life Insurance Company of America
Michael J. Melarkey
      Attorney-at-Law,
      Avansino, Melarkey, Knobel & Mulligan
Edward T. Tokar
      Senior Managing Director,
      Beacon Trust Company
Salvatore J. Zizza
      Chairman, Zizza & Co., Ltd.
Officers*
Bruce N. Alpert
      President & Acting Treasurer
Carter W. Austin
      Vice President
Peter D. Goldstein
      Chief Compliance Officer & Acting Secretary
Laurissa M. Martire
      Vice President
Delian Naydenov
      Assistant Vice President & Ombudsman
David I. Schachter
      Vice President
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
American Stock Transfer and Trust Company
Stock Exchange Listing

		8.50%
	Common	Preferred
NYSE-Symbol:	GDL	GDL PrA
Shares Outstanding:	21,177,810	1,920,242

*	Agnes Mullady, Treasurer and Secretary, is on a leave of absence.
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL DEAL FUND One Corporate Center Rye, NY 10580-1422 (914) 921-5070
www.gabelli.com
Semi Annual Report June 30, 2010
GDL Q2/2010

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 01/01/10 through 01/31/10	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,177,810 Preferred Series A – 1,920,242

Month #2 02/01/10 through 02/28/10	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,177,810 Preferred Series A – 1,920,242

Month #3 03/01/10 through 03/31/10	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,177,810 Preferred Series A – 1,920,242

Month #4 04/01/10 through 04/30/10	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,177,810 Preferred Series A – 1,920,242

Month #5 05/01/10 through 05/31/10	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,177,810 Preferred Series A – 1,920,242

Month #6 06/01/10 through 06/30/10	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,177,810 Preferred Series A – 1,920,242

Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On January 15, 2010, the Board of Trustees of The Gabelli Global Deal Fund (the “Fund”) approved and adopted an amendment (the “Amendment”) to the By-Laws of the Fund. The Amendment was effective as of January 15, 2010. The Amendment sets forth the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Deal Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/1/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer
Date 9/1/10

*	Print the name and title of each signing officer under his or her signature.